EXHIBIT 21.1

                            AMERICAN PRESIDENT COMPANIES, LTD.
                               SUBSIDIARIES OF THE COMPANY

                        SUBSIDIARY         JURISDICTION OF INCORP.
____________________________________________________________________________

ACS CANADA, LTD.                                                          CANADA
AMERICAN CONSOLIDATION SERVICES OF NORTH AMERICA, LTD.                  DELAWARE
AMERICAN CONSOLIDATION SERVICES, LTD.                                  HONG KONG
AMERICAN CONSOLIDATION SERVICES, LTD.                                     TAIWAN
AMERICAN CONSOLIDATION SERVICES (AUSTRALIA), PTY. LTD.                 AUSTRALIA
AMERICAN CONSOLIDATION SERVICES (PHILIPPINES), INC.                  PHILIPPINES
AMERICAN CONSOLIDATION SERVICES (KOREA), LTD.                              KOREA
AMERICAN PRESIDENT BUSINESS LOGISTICS SERVICES, LTD.                    DELAWARE
AMERICAN PRESIDENT COMPANIES FOUNDATION                               CALIFORNIA
AMERICAN PRESIDENT LINES CANADA, LTD.                                     CANADA
AMERICAN PRESIDENT LINES, LTD.                                          DELAWARE
AMERICAN PRESIDENT LINES (CHINA) COMPANY LIMITED               PEOPLE'S REPUBLIC
                                                                        OF CHINA
AMERICAN PRESIDENT LINES (LANKA) AGENCIES LIMITED                      SRI LANKA
AMERICAN PRESIDENT TRUCKING COMPANY, LTD.                               DELAWARE
APL AGENCIES INDIA PRIVATE LIMITED                                         INDIA
APL AGENCIES SDN. BHD.                                                  MALAYSIA
APL (BANGLADESH) AGENCIES LIMITED                                     BANGLADESH
APL CORPORATION                                                         DELAWARE
APL DE MEXICO, S.A. DE C.V.                                               MEXICO
APL EXPRESS LTD.                                                        DELAWARE
APL EXPRESS TRANSPORTATION, LTD.                                        DELAWARE
APL INFORMATION SERVICES, LTD.                                          DELAWARE
APL INTERNATIONAL CORPORATION                                           DELAWARE
APL LAND TRANSPORT SERVICES, INC.                                      TENNESSEE
APL M.V. JAPAN, LTD.                                                    DELAWARE
APL M.V. KOREA, LTD.                                                    DELAWARE
APL M.V. SINGAPORE, LTD.                                                DELAWARE
APL M.V. THAILAND, LTD.                                                 DELAWARE
APL NEWBUILDINGS, LTD.                                                  DELAWARE
APL NEWBUILDINGS, LTD.                                                    NEVADA
APL SHIPHOLDINGS, LTD.                                                  DELAWARE
ASIAN-AMERICAN CONSOLIDATION SERVICES, LTD.                           CALIFORNIA
CONTROLADORA APC MEXICANA, S.A. DE C.V.                                   MEXICO
EAGLE INTERMODAL, LTD.                                                  DELAWARE
EAGLE MARINE SERVICES, LTD.                                             DELAWARE
EAGLE MARINE SERVICES (INDIA), LTD.                                     DELAWARE
EMS DE MEXICO, S.A. DE C.V.                                               MEXICO
EMS LOGISTICS (S) PTE. LTD.                                            SINGAPORE
EMSM, LIMITED LIABILITY COMPANY                                         DELAWARE
GLOBAL ALLIANCE F, LTD.                                                  BERMUDA
MULTI MODAL TRANSPORT INTERNATIONAL (PVT) LTD.                          PAKISTAN
M.V. PRESIDENT ADAMS, LTD.                                              DELAWARE
M.V. PRESIDENT JACKSON, LTD.                                            DELAWARE
M.V. PRESIDENT KENNEDY, LTD.                                            DELAWARE
M.V. PRESIDENT POLK, LTD.                                               DELAWARE
M.V. PRESIDENT TRUMAN, LTD.                                             DELAWARE
NATOMAS REAL ESTATE COMPANY                                           CALIFORNIA
PIONEER INTERMODAL CONTAINER SERVICES CO., LTD                          THAILAND
PISCES, LIMITED LIABILITY COMPANY                                     CALIFORNIA
SIAM INTERMODAL SERVICES LTD.                                           THAILAND
SONG-DOR HOLDINGS LIMITED                                              HONG KONG
TRADE U.S.A., LTD.                                                      DELAWARE
VASCOR, LTD.                                                            DELAWARE